Summary Prospectus and
Prospectus Supplement

August 8, 2019

Morgan Stanley Institutional Fund Trust

Supplement dated August 8, 2019 to the Morgan Stanley Institutional Fund Trust Summary Prospectus and Prospectus dated January 28, 2019

Global Multi-Asset Income Portfolio

On April 18, 2019, the Global Multi-Asset Income Portfolio (the "Fund") notified shareholders that the Board of Trustees of Morgan Stanley Institutional Fund Trust (the "Board") had approved a plan to liquidate the Fund, a series of the Trust, with such liquidation effective on or about May 31, 2019, and that the Fund would suspend the offering of its shares to all investors at the close of business on or about May 29, 2019. On May 30, 2019, the Fund announced that the liquidation date had been postponed to on or about December 31, 2019 and that the Fund would suspend the offering of its shares to all investors at the close of business on or about December 27, 2019.

At a special telephonic meeting held on August 7, 2019, the Board approved an amended liquidation date. Accordingly, the liquidation of the Fund is now expected to occur on or about September 27, 2019. The Fund will suspend the offering of its shares to all investors at the close of business on or about September 25, 2019.

Please retain this supplement for future reference.

  IFTGMAISUMPROSPT 8/19